UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2006
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
On February 3, 2006, Tollgrade Communications, Inc. (the “Company”) entered into an Agreement with Jarrod J. S. Siket, an executive of the Company, and on February 8, 2006, the Company entered into a substantially identical Agreement with Gail M. Walsh, also an executive of the Company. In each case, the Agreement provides for a payment to the executive following termination of employment upon a Change-in-Control, as defined in the Agreement. Each Agreement also provides for outplacement services and other benefits in such event, and includes a covenant against competition following receipt of payment thereunder.
The foregoing summary is qualified in its entirety by reference to the full terms and conditions of each Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
A copy of a letter being issued by the Company to certain of its customers announcing a change in the nature of its agreement with Alpha Technologies is furnished as Exhibit 99.1 to this Report and incorporated by reference into this Item 7.01.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit

10.1	Agreement dated February 3, 2006 between Tollgrade Communications, Inc. and Jarrod J.S. Siket, together with a schedule identifying the substantially identical agreement with Gail M. Walsh.

99.1	Customer letter dated February, 2006, to be issued by the Company to certain of its customers regarding its relationship with Alpha Technologies*
* Exhibit 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: February 9, 2006	By:	/s/Sara M. Antol
Sara M. Antol
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Agreement dated February 3, 2006 between Tollgrade Communications, Inc. and Jarrod J. S. Siket, together with a schedule identifying the substantially identical agreement with Gail M. Walsh.

99.1	Customer letter dated February, 2006, to be issued by the Company to certain of its customers regarding its relationship with Alpha Technologies